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                                  Exhibit 10.41


                        USEC Inc. 401(k) Restoration Plan


10.41a            USEC Inc. 401(k) Restoration Plan Basic Plan Document
10.41b            Amendment to the Basic Plan Document
10.41c            Second Amendment to the Basic Plan Document
10.41d            USEC Inc. 401(k) Restoration Plan Adoption Agreement
10.41e            Amendment to the Adoption Agreement
10.41f            Second Amendment to the Adoption Agreement



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                                                                  EXHIBIT 10.41a




                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN

                               BASIC PLAN DOCUMENT










                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.







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                                   CPR SELECT
                               BASIC PLAN DOCUMENT

ARTICLE 1
    ADOPTION AGREEMENT

ARTICLE 2
    DEFINITIONS

    2.01 - Definitions

ARTICLE 3
    PARTICIPATION

    3.01 - Date of Participation
    3.02 - Resumption of Participation Following Re employment
    3.03 - Cessation or Resumption of Participation Following a Change in
           Status

ARTICLE 4
    CONTRIBUTIONS

    4.01 - Deferral Contributions
    4.02 - Matching Contributions
    4.03 - Time of Making Employer Contributions

ARTICLE 5
    PARTICIPANTS' ACCOUNTS

    5.01 - Individual Accounts

ARTICLE 6
    INVESTMENT OF CONTRIBUTIONS

    6.01 - Manner of Investment
    6.02 - Investment Decisions

ARTICLE 7
    RIGHT TO BENEFITS

    7.01 - Normal or Early Retirement
    7.02 - Death
    7.03 - Other Termination of Employment
    7.04 - Separate Account
    7.05 - Forfeitures
    7.06 - Adjustment for Investment Experience
    7.07 - Hardship Withdrawals

ARTICLE 8
    DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE

    8.01 - Distribution of Benefits to Participants and Beneficiaries
    8.02 - Determination of Method of Distribution
    8.03 - Notice to Trustee
    8.04 - Time of Distribution

ARTICLE 9
    AMENDMENT AND TERMINATION

    9.01 - Amendment by Employer
    9.02 - Retroactive Amendments
    9.03 - Termination
    9.04 - Distribution Upon Termination of the Plan



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ARTICLE 10
    MISCELLANEOUS

    10.01 - Communication to Participants
    10.02 - Limitation of Rights
    10.03 - Nonalienability of Benefits
    10.04 - Facility of Payment
    10.05 - Information between Employer and Trustee
    10.06 - Notices
    10.07 - Governing Law

ARTICLE 11
    PLAN ADMINISTRATION

    11.01 - Powers and responsibilities of the Administrator
    11.02 - Nondiscriminatory Exercise of Authority
    11.03 - Claims and Review Procedures
    11.04 - Cost of Administration





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                                    PREAMBLE


IT IS THE INTENTION OF THE EMPLOYER TO ESTABLISH HEREIN AN UNFUNDED PLAN MAINTAINED SOLELY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION FOR A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES FOR PURPOSES OF TITLE I OF ERISA.



ARTICLE 1.  ADOPTION AGREEMENT.



ARTICLE 2.  DEFINITIONS.


2.01.  DEFINITIONS.

        (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

           (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

           (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

           (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts or amends the Plan and designates the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

           (4) "Beneficiary" means the person or persons entitled under Section
           7.02 to receive benefits under the Plan upon the death of a Participant.

           (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           (6) "Compensation" shall mean for purposes of Article 4 (Contributions)wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employers trade or business) for which the employer is required to furnish the employee a written statement under Section 6041(d) and 6051(a)(3) of the Code, excluding any items elected by the Employer in Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402(a)(8), 402(h), or 403(b) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the
           Code).

                Compensation shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under Section 4.01.




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                In the case of any Self-Employed Individual or an Owner-Employee
           Compensation shall mean the Individual's Earned Income.

           (7) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under
           Section 404 of the Code.

           (8) "Employee" means any employee of the Employer, Self-Employed Individual or Owner-Employee.

           (9) "Employer" means the employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

           (10) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.

           (11) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

           (12) "Fidelity Fund" means any Registered Investment Company which is made available to plans utilizing the CORPORATEplan for Retirement Select Plan.

           (13) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

           (14)  "Hour of Service" means, with respect to any Employee,

                 (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

                 (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employ-ment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                      (i) No more than 501 Hours of Service shall be credited under this paragraph (B) on account of any single contin-uous period during which the Employee performs no duties;



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                      (ii) Hours of Service shall not be credited under this
                      paragraph (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                      (iii) If the period during which the Employee performs no duties falls within two or more computation periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such computation periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

                 (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award agreement or payment is made.

                     For purposes of determining Hours of Service, Employees of the Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations which are incorporated herein by reference.

                     Solely for purposes of determining whether a break in
                 service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

       (15) "Normal Retirement Age" means the normal retirement age specified in
       Section 1.06(a) of the Adoption Agreement.

       (16) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.


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       (17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

       (18) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

       (19) "Plan Year" means the 12-consecutive month period designated by the Employer in Section 1.01(d).

       (20) "Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

       (21) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

       (22) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

       (23)  "Trust" means the trust created by the Employer.

       (24) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

       (25)  "Trust Fund" means the property held in the Trust by the Trustee.

       (26) "Trustee" means the corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

       (27) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service), subject to any exclusions elected by the Employer in Section 1.07(b). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by
       Section 1.07(b). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

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             In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

             In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.

             A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

             In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

             If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

(b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.


ARTICLE 3.  PARTICIPATION.

3.01. DATE OF PARTICIPATION. An eligible Employee (as set forth in Section 1.03(a)) will become a Participant in the Plan on the first Entry Date after which he becomes an eligible Employee if he has filed an election pursuant to
Section 4.01. If the eligible Employee does not file an election pursuant to
Section 4.01 prior to his first Entry Date, then the eligible Employee will become a Participant in the Plan as of the first day of a Plan Year for which he has filed an election.

3.02. RESUMPTION OF PARTICIPATION FOLLOWING RE EMPLOYMENT. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following his re employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.


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3.03. CESSATION OR RESUMPTION OF PARTICIPATION FOLLOWING A CHANGE IN STATUS. If
any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions or receive an allocation of Matching contributions during the period that he is not an eligible Employee. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.

ARTICLE 4.  CONTRIBUTIONS.


4.01. DEFERRAL CONTRIBUTIONS. Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services performed in a Plan Year subsequent to the filing of such an election. An election once made will remain in effect until a new election is made. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. The Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A Participant may not revoke a salary reduction agreement for a Plan year during that year.

4.02. MATCHING CONTRIBUTIONS. If so provided by the Employer in Section 1.05(b), the Employer shall make a Matching Contribution to be credited to the account maintained on behalf of each Participant who had Deferral Contributions made on his behalf during the year and who meets the requirement, if any, of Section 1.05(b)(3). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b).

4.03. TIME OF MAKING EMPLOYER CONTRIBUTIONS. The Employer will from time to time make a transfer of assets to the Trustee for each Plan Year. The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.


ARTICLE 5.  PARTICIPANTS' ACCOUNTS.

5.01. INDIVIDUAL ACCOUNTS. The Administrator will establish and maintain an Account for each Participant which will reflect Matching and Deferral Contributions credited to the Account on behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year.


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ARTICLE 6.  INVESTMENT OF CONTRIBUTIONS.

6.01. MANNER OF INVESTMENT. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in eligible investments selected by the Employer in Section 1.11(b).

6.02. INVESTMENT DECISIONS. Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in
Section 1.11(a).

        (a) All dividends, interest, gains and distributions of any nature earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the Account as though reinvested in additional shares of that Fidelity Fund.

        (b) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.


ARTICLE 7.  RIGHT TO BENEFITS.

7.01. NORMAL OR EARLY RETIREMENT. If provided by the Employer in Section 1.07(d), each Participant who attains his Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account in accordance with the vesting schedule elected in Section 1.07. If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. On or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06, will be distributed to him in accordance with Article 8.

       If provided by the Employer in Section 1.06, a Participant who separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement will be entitled to the distribution of his Account, subject to the provisions of Section 7.06, in accordance with
Article 8, upon satisfaction of such age requirement.

7.02. DEATH. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested in accordance with the vesting schedule elected in Section 1.07 and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

        A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.



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        A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

7.03. OTHER TERMINATION OF EMPLOYMENT. If provided by the Employer in Section 1.06, if a Participant terminates his employment for any reason other than death or normal retirement, he will be entitled to a termination benefit equal to (i) the vested percentage(s) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this
Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.

7.04. SEPARATE ACCOUNT. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Matching Contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein according to the following provisions.

       At any relevant time prior to a forfeiture of any portion thereof under
Section 7.05, a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB +
(RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.05 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

7.05. FORFEITURES. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.03 will be forfeited by him. For purposes of this paragraph, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer under the Plan (or administrative expenses of the Plan).


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7.06. ADJUSTMENT FOR INVESTMENT EXPERIENCE. If any distribution under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan and Trust to such amounts.

7.07. HARDSHIP WITHDRAWALS. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except if permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of a hardship as determined by the Employer.


ARTICLE 8.  DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE.


8.01.  DISTRIBUTION OF BENEFITS TO PARTICIPANTS AND BENEFICIARIES.


           (a) Distributions under the Plan to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.10 and specified in the Participant's deferral election, under a systematic withdrawal plan (installment(s))not exceeding 10 years upon retirement, death or other termination of employment.

           (b) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend 10 years. The period certain specified in a Participant's first deferral election specifying distribution under a systematic withdrawal plan shall apply to all subsequent elections of distributions under a systematic withdrawal plan made by the Participant.

8.02. DETERMINATION OF METHOD OF DISTRIBUTION. The Participant will determine the method of distribution of benefits to himself and the method of distribution to his Beneficiary. Such determination will be made at the time the Participant makes a deferral election. If the Participant does not determine the method of distribution to him or his Beneficiary, the method shall be a lump sum.

8.03. NOTICE TO TRUSTEE. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.04. TIME OF DISTRIBUTION. In no event will distribution to a Participant be made later than the date specified by the Participant in his salary reduction agreement.



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ARTICLE 9.  AMENDMENT AND TERMINATION.

9.01 AMENDMENT BY EMPLOYER. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this Section 9.01.

9.02 RETROACTIVE AMENDMENTS. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

9.03. TERMINATION. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

9.04. DISTRIBUTION UPON TERMINATION OF THE PLAN. Upon termination of the Plan, no further Deferral Contributions or Matching Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan.

ARTICLE 10.  MISCELLANEOUS.

10.01. COMMUNICATION TO PARTICIPANTS. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10 02. LIMITATION OF RIGHTS. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

10.03. NONALIENABILITY OF BENEFITS. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

10 04. FACILITY OF PAYMENT. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05. INFORMATION BETWEEN EMPLOYER AND TRUSTEE. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.


10.06. NOTICES. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

       (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

       (b) If to the Trustee, to it at the address set forth in the Trust Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

10.07. GOVERNING LAW. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

ARTICLE 11.  PLAN ADMINISTRATION.

11.01. POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

       (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

       (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

       (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

       (d) To administer the claims and review procedures specified in Section 11.03;

       (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

       (f) To determine the person or persons to whom such benefits will be paid;

       (g) To authorize the payment of benefits;

       (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

       (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

       (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan;

11.02. NONDISCRIMINATORY EXERCISE OF AUTHORITY. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

11.03.  CLAIMS AND REVIEW PROCEDURES.

       (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

       (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.


11.04. COSTS OF ADMINISTRATION. Unless some or all costs and expenses are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.05, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

                                                                  EXHIBIT 10.41b

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN


                        AMENDMENT TO BASIC PLAN DOCUMENT

         This Amendment to the Basic Plan Document of the USEC Inc. CORPORATEplan for Retirement Select Plan (the "Plan") is to effect certain modifications to the Plan as provided hereunder:

1.       Section 2.01(a)(6) is hereby amended to read in its entirety:

         (6) "Compensation" shall mean wages as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Section 6041(d) and 6051(a)(3) of the code, excluding reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses and welfare benefits, but including (A) amounts deferred by an Employee under the terms of this Plan, the Qualified Plan and any other nonqualified deferred compensation plans maintained by the Employer, and (B) amounts included in an Employee's taxable income upon the lapse of restrictions on shares of restricted common stock of the Employer awarded under the USEC, Inc. Annual Incentive Program and governed by the USEC, Inc. 1999 Equity Incentive Plan.

2.       Section 2.01(a) is hereby amended to add the following definitions:

         (28) "Disabled/Disability" shall have the same meaning as "Disabled" and "Disability" as provided in the Employer's Long-Term Disability Plan.

         (29) "Qualified Plan" shall mean U.S. Enrichment Corporation's 401(k) plan as in effect on the date of the adoption of this Plan and as amended from time to time, titled The USEC Inc. Plan.

3        Section 4.03 shall be amended to read in its entirety:

         4.03. Time of Making Employer Contributions. The Employer shall make a transfer of assets to the Trustee on each pay period in accordance with Section 1.05(b). The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.

4        Section 7.02 shall be amended to read in its entirety:

         7.02. Death or Disability. If a Participant dies or is Disabled before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become fully vested in accordance with the vesting schedule elected in Section 1.07 and, in the event of Participant's death, his designated Beneficiary or Beneficiaries, or, in the event of Participant's Disability, the Participant, will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Disabled Participant or to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

         A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

         A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

5.       Section 7.07 shall be amended to include the following:

         For purposes of this Plan, a hardship shall mean an unanticipated emergency caused by an event beyond the control of the Participant that would result in sever financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or
(iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Employer.

6.       Section 11.03 shall be amended to read in its entirely:

     11.03. Claims and Review Procedure.

     (a) Claims Procedure. Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant (hereinafter referred to as the "Claimant") shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Administrator. Such claim shall be reviewed by the Administrator or a delegate.

     (b) Denied Claim. If the claim is denied, either wholly or partially, notice of the decision shall be mailed to the Claimant within a reasonable time period. This time period shall not exceed more than 90 days after the receipt of the claim by the Administrator.

     (c) Written Notice. The Plan Administrator shall provide such written notice to every Claimant who is denied a claim for benefits under this Plan. The notice shall set forth the following information:

               (a)  the specific reasons for the denial;

               (b) the specific reference to pertinent plan provisions on which the denial is based;

               (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (d) appropriate information and explanation of the claims procedure under this Plan to permit the Claimant to submit his claim for review.

     (d) Review Procedure. The claims procedure under the Plan shall allow the Claimant a reasonable opportunity to appeal a denied claim and to get a full and fair review of that decision from the Committee.

               (i) The Claimant shall exercise his right of appeal by submitting a written request for a review of the denied claim to the Administrator. This written request for review must be submitted to the Administrator within sixty (60) days after receipt by the Claimant of the written notice of denial.

               (ii) The Claimant shall have the following rights under this appeal procedure:

                    (1) to request a review by the Committee upon written application to the Administrator;

                    (2) to review pertinent documents with regard to the employee benefit plan created under this Plan;

                    (3)  the right to submit issues and comments in writing;

                    (4) to request an extension of time to make a written submission of issues and comments; and

                    (5) to request that a hearing be held to consider Claimant's appeal.

     (e) COMMITTEE REVIEW. The Committee shall promptly provide the decision on the review of the denied claim:

     (i) within forty-five (45) days after the receipt of the request for review if no hearing is held; or

     (ii) within ninety (90) days after the receipt of the request for review, if an extension of time is necessary in order to hold a hearing.

          (1) If an extension of time is necessary in order to hold a hearing, the Committee shall give the Claimant written notice of the extension of time and of the hearing. This notice shall be given prior to any extension.

          (2) The written notice of extension shall indicate that an extension of time will occur in order to hold a hearing on Claimant's appeal. The notice shall also specify the place, date and time of that hearing and the Claimant's opportunity to participate in the hearing. It may also include any other information the Claimant believes may be important or useful to the Claimant in connection with the appeal.

     (f) Hearing. The decision to hold a hearing to consider the Claimant's appeal of the denied claim shall be within the sole discretion of the Committee, whether or not the Claimant requests such a hearing.

     (g) Written Decision.The Committee's decision on review shall be made in writing and provided to the Claimant within the specified time periods. This written decision on review shall contain the following information:

          (i)  the decision(s);

          (ii) the reasons for the decision(s); and

          (iii)specific references to the provisions of the Plan on which the decision(s) is/are based.

All of this information shall be written in a manner calculated to be understood by the Claimant.

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 27th day of October, 1999.



                         Employer              USEC Inc.

                         By        /s/ Henry Z Shelton, Jr.
                                  -----------------------------------
                         Title   Senior Vice President & Chief Financial Officer
                                 -----------------------------------------------

                                                                  EXHIBIT 10.41c

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN


                     SECOND AMENDMENT TO BASIC PLAN DOCUMENT
                            (401(K) RESTORATION PLAN)


         This Second Amendment to the Basic Plan Document of the USEC Inc. CORPORATEplan for Retirement Select Plan (401(k) Restoration Plan) (the "Plan") is to effect certain modifications to the Plan as provided hereunder:



1.       Section 4.04 is hereby added to the Plan:

         4.04. Discretionary Contributions. Employer may elect to contribute any amount to the Plan to any Participant's Account before the end of each Plan year. Such Discretionary Contributions shall be subject to the same terms and conditions as the Matching Contributions provided under Section 4.02 of the Plan.


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 22nd day of December, 1999.

                      Employer

                      USEC Inc.

                      By /s/ Henry Z Shelton, Jr.
                        ------------------------------------------------------
                      Title: Senior Vice President and Chief Financial Officer
                           ---------------------------------------------------

                                                                  EXHIBIT 10.41d




                                   CPR SELECT

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN




                               ADOPTION AGREEMENT




                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.

                               ADOPTION AGREEMENT
                                    ARTICLE 1



1.01     PLAN INFORMATION

         (a)      NAME OF PLAN:

                  This is the       USEC Inc. 401(k) Restoration Plan
                              -------------------------------------------------

                                                              Plan (the "Plan").
                  --------------------------------------------


         (b)      NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

                           Vice President, Human Resources and Administration

                  Address:                  USEC Inc.
                                            6903 Rockledge Drive
                                            Bethesda, Maryland  20817

                  Phone Number:             301-564-3306

                  The Plan Administrator is the agent for service of legal process for the Plan.


         (c)      THREE DIGIT PLAN NUMBER:
                                           ---------------------------

         (d)      PLAN YEAR END (month/day):December 31

         (e)      PLAN STATUS (check one):

                  (1)  X    Effective Date of new Plan: January 1, 2000.

                  (2)  [ ]  Amendment Effective Date:


                            The original effective date of the Plan:
                                                                    -----------

1.02     EMPLOYER

         (a)      THE EMPLOYER IS:          USEC Inc.

                 Address:                   6903 Rockledge Drive
                                            Bethesda, Maryland  20817
                 Contact's Name:            Richard Rowland

                 Telephone Number:  (301) 564-3328


                  (1)      Employer's Tax Identification Number:   52-2107911

                  (2)      Business form of Employer (check one):

                           (A) X   Corporation

                           (B) [ ] Sole proprietor or partnership

                           (C) [ ] Subchapter S Corporation

                  (3)      Employer's fiscal year end:        June 30

         (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(s) (as defined in Section 2.01(a)(21)):

                             Any subsidiary of affiliated companies that adopt the Plan, with the "Employer's approval.


                             -----------------------------------------------

                             -----------------------------------------------

                             -----------------------------------------------

                             -----------------------------------------------

1.03     COVERAGE


         (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN.

         (b)      THE ENTRY DATE(s) SHALL BE (check one):

                  (1)      [ ]  the first day of each Plan Year.

                  (2)      [ ]  the first day of each Plan Year and the date
                                six months later.

                  (3)      X    the first day of each Plan Year and the first
                                day of the fourth, seventh, and tenth months.

                  (4)      [ ]  the first day of each month.


1.04     COMPENSATION

        FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(A)(6), BUT EXCLUDING (check the appropriate box(es)):

         (a)      [ ]   Overtime Pay.

         (b)      [ ]   Bonuses.

         (c)      [ ]   Commissions.

         (d)      [ ]   The value of a qualified or a non-qualified stock option
                  granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

         (e)      X  No exclusions.

1.05     CONTRIBUTIONS

         (a)      DEFERRAL CONTRIBUTIONS THE EMPLOYER SHALL MAKE A
                  DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN YEAR) IN QUESTION, NOT TO EXCEED _________% OF COMPENSATION FOR THAT PLAN YEAR.

         (b)      [ ]   MATCHING CONTRIBUTIONS

                  (1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (check one):

                           (A)   [ ]      50%

                           (B)   [ ]      100%

                           (C)   [ ]      ___%

                           (D)   [ ]      (Tiered Match)_________ % of the first
                                          _______ % of the Participant's
                                          Compensation contributed to the Plan,

                                          ___________ % of the next ________ %
                                          of the Participant's Compensation
                                          contributed to the Plan,

                                          ________ % of the next _________ % of
                                          the Participant's Compensation
                                          contributed to the Plan.

                           (E)   [ ]  The percentage declared for the year,
                                    if any, by a Board of Directors' resolution.

                           (F)   X    Other: With respect to amounts contributed
                                    under Section 1.05(a) above, the Employer shall make a Matching Contribution on behalf of each Participant equal to the excess, if any, of ( i) over (ii) each pay period, when
                                    (i) and (ii) have the following values:

                                            (i) The amount equal to the matching
                                    contribution the Employer would make to the Employer's Qualified Plan based on the Participant's Compensation for such pay period if the participant made a pre-tax contribution to the Employer's Qualified Plan in the amount of (1) the contributions under Section 1.05(a) above, plus (2) the actual pre-tax contributions made by the Participant to the Employer's Qualified Plan for that pay period.

                                            (ii) The amount equal to the
                                    Employer's actual matching contribution to the Employer's Qualified Plan for such pay period.





                  (2)      [ ]   MATCHING CONTRIBUTION LIMITS (check the
                                 appropriate box(es)):

                           (A)      [ ] Deferral Contributions in excess of
                                        ___________% of the Participant's
                                        Compensation for the period in question
                                        shall not be considered for Matching
                                        Contributions.

                                 Note:   If the Employer elects a percentage
                                         limit in (A) above and requests the
                                         Trustee to account separately for
                                         matched and unmatched Deferral
                                         Contributions, the Matching
                                         Contributions allocated to each
                                         Participant must be computed, and the
                                         percentage limit applied, based upon
                                         each period.

                           (B)      [ ] Matching Contributions for each
                                        Participant for each Plan Year shall be
                                        limited to $___________.


                  (3)      ELIGIBILITY REQUIREMENT(S) FOR MATCHING CONTRIBUTIONS

                           A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):



                         (A)   [ ] Is employed by the Employer on the last day
                                   of the Plan Year.

                         (B)   [ ] Earns at least 500 Hours of Service during
                                   the Plan Year.

                         (C)   [ ] Earns at least 1,000 Hours of Service during
                                   the Plan Year.

                         (D)   X   No requirements.


                         NOTE: If option (A), (B) or (C) above is selected then Matching Contributions can only be MADE by the Employer AFTER the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

1.06    DISTRIBUTION DATES

                  A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

                   (a) [ ] ATTAINMENT OF NORMAL RETIREMENT AGE. NORMAL
                           RETIREMENT AGE UNDER THE PLAN IS (check one):

                           (1) [ ]             age 65.

                           (2) [ ]             age ____ (specify from 55
                                               through 64).

                           (3) [ ] later of the age ___ (can not exceed 65) or the fifth anniversary of the Participant's Commencement Date.

                  (b) [ ] ATTAINMENT OF EARLY RETIREMENT AGE. EARLY RETIREMENT
                          AGE IS THE FIRST DAY OF THE MONTH AFTER THE
                          PARTICIPANT ATTAINS AGE ____ (SPECIFY 55 OR
                          GREATER) AND COMPLETES _______ YEARS OF SERVICE FOR VESTING.

                  (c)  X  TERMINATION OF EMPLOYMENT WITH THE EMPLOYER.


1.07    VESTING SCHEDULE

       (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE SCHEDULE(s) SELECTED BELOW.

                  (1) [ ] N/A - No Matching Contributions
                  (2) [ ] 100% Vesting immediately
                  (3) [ ] 3 year cliff (see C below)
                  (4) [ ] 5 year cliff (see D below)
                  (5) [ ] 6 year graduated (see E below)
                  (6) [ ] 7 year graduated (see F below)
                  (7) X   G below
                  (8) [ ] Other (Attachment "B")

         YEARS OF                                             VESTING SCHEDULE
       SERVICE FOR
         VESTING                C              D              E               F              G
         -------                -              -              -               -              -

              0                 0%             0%             0%              0%           _0%__
              1                 0%             0%             0%              0%           _0%__
              2                 0%             0%            20%              0%           _50%__
              3               100%             0%            40%             20%           _75%__
              4               100%             0%            60%             40%           100%___
              5               100%           100%            80%             60%           100%___
              6               100%           100%           100%             80%           100%
              7               100%           100%           100%            100%           100%

         (b)       [ ]  YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

                   (1)     [ ] for new plans, service prior to the Effective
                               Date as defined in Section 1.01(e)(1).

                   (2)     [ ] for existing plans converting from another plan
                               document, service prior to the original Effective Date as defined in Section 1.01(e)(2).



         (c)       [ ]  A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS
                        UPON THE OCCURRENCE OF THE FOLLOWING EVENT (s):
                        ______N/A_______________________________________

                              ---------------------------------------------

                              ---------------------------------------------

         (d) A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS UPON (CHECK THE APPROPRIATE BOX(ES), IF ANY):

                  (1)      [ ]   Normal Retirement Age (as defined in Section
                                 1.06(a)).

                  (2)      [ ]   Early Retirement Age (as defined in Section
                                 1.06(b)).

                  (3)      X     Death


1.08     PREDECESSOR EMPLOYER SERVICE

         [ ] SERVICE FOR PURPOSES OF VESTING IN SECTION 1.07(a) SHALL INCLUDE
             SERVICE WITH THE FOLLOWING EMPLOYER(s):

         (a)
            -------------------------------------------------------------
         (b)
            -------------------------------------------------------------

         (c)
            -------------------------------------------------------------

         (d)
            -------------------------------------------------------------


1.09    HARDSHIP WITHDRAWALS

         PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

        (a)      X    WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07, SUBJECT
                      TO A $_1,000________ MINIMUM AMOUNT. (MUST BE AT LEAST
                      $1,000)

        (b)      [ ]  WILL NOT BE ALLOWED.



1.10    DISTRIBUTIONS

        SUBJECT TO ARTICLES 7 AND 8, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (check the appropriate box(es)):

        (a)     X AS A LUMP SUM.

        (b) [ ] UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.



1.11    INVESTMENT DECISIONS

         (a)      INVESTMENT DIRECTIONS

                  Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

                  (1) [ ] by the Employer among the options listed in (b) below.

                  (2)  X   by each Participant among the options listed in (b)
                           below.

                  (3) [ ] by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.

         (b)      PLAN INVESTMENT OPTIONS

                  Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                                            Fund Name                                   Fund Number
                                            ---------                                   -----------

                            (1)  Fidelity Money Market Portfolio                        0630

                            (2)  Fidelity Intermediate Bond Fund                        0032

                            (3)  Fidelity Asset Manager                                 0314

                            (4)  Fidelity Contrafund                                    0022

                            (5)  Fidelity Diversified International Fund                 0325

                            (6)  Spartan US Equity Index Fund                            0650

                            (7)  Fidelity Equity-Income II Fund                          0319

                            (8)  Fidelity Freedom Income Fund (SM)                       0369

                            (9)  Fidelity Freedom 2000 Fund (SM)                         0370

                            (10) Fidelity Freedom 2010 Fund (SM)                         0371

                            (11) Fidelity Freedom 2020 Fund (SM)                         0372

                            (12) Fidelity Freedom 2030 Fund (SM)                         0373

                            (13) Aggressive Growth Fund                                  0324

                            (14) USEC Inc. Company Stock                                 TCJQ*

         NOTE: An additional annual recordkeeping fee will be charged for each fund in excess of ten funds.

         * To be managed by USEC Inc. or its designee.

                  NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12    RELIANCE ON PLAN

         An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

         This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 22nd day of October, 1999.


                      Employer   USEC Inc.

                      By         /s/ Henry Z Shelton, Jr.
                                 ------------------------

                      Title      Senior Vice President & Chief Financial Officer
                                 -----------------------------------------------



                      Employer
                                 ----------------------------------------------

                      By
                                 ----------------------------------------------

                      Title
                                 ----------------------------------------------

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 22nd day of October, 1999.


                      Employer   USEC Inc.

                      By         /s/ Henry Z Shelton, Jr.
                                 ------------------------

                      Title      Senior Vice President & Chief Financial Officer
                                 -----------------------------------------------



                      Employer
                                 ----------------------------------------------

                      By
                                 ----------------------------------------------

                      Title
                                 ----------------------------------------------

                                  ATTACHMENT A

PURSUANT TO SECTION 1.03(a), THE FOLLOWING ARE THE EMPLOYEES WHO ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:

The executive officer group as identified by the Board of Directors, including:

William H. Timbers, Jr., President and Chief Executive Officer
James H. Miller, Executive Vice President
Jeffry E. Sterba, Executive Vice President
Robert J. Moore, Senior Vice President and General Counsel
Henry Z Shelton, Jr., Senior Vice President and Chief Financial Officer James N. Adkins, Jr., Vice President
J. William Bennett, Vice President
William J. Bruttaniti, Vice President and Chief Information Officer Gary Ellsworth, Vice President
Richard O. Kingdon, Vice President
Philip J. Sewell, Vice President
Robert Van Namen, Vice President
Charles B. Yulish, Vice President
TBD, Vice President, Human Resources












                       EMPLOYER USEC Inc.

                       BY     /s/ Henry Z Shelton, Jr.
                              ------------------------

                       TITLE  Senior Vice President & Chief Financial Officer

                       DATE   October 22, 1999



NOTE: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

                                                                  EXHIBIT 10.41e

                                   CPR SELECT

                        THE CORPORATEPLAN FOR RETIREMENT
                                   SELECT PLAN

                         AMENDMENT TO ADOPTION AGREEMENT


                  This Amendment to the Adoption Agreement (the "Adoption Agreement") for the USEC Inc. (the "Employer") CorporatePlan for Retirement Select Plan is to effect certain modifications to the Adoption Agreement as provided hereunder:

1.       Section 1.05(a) is hereby amended to read in its entirety:

                  (a) Deferred Contributions. The Employer shall make a Deferral Contribution each pay period in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, of any whole percentage from 1% to 15% of Compensation for that Plan Year, less amounts actually deferred before taxes in the applicable pay period to the Employer's Qualified Plan.

2. Section 1.07(b) is hereby amended to add an election (3), which election shall be the operative selection of the Employer for the Adoption Agreement, so that years of Service for Vesting shall exclude only:

         (3)   X    Years of service prior to January 1, 1994.

3. Section 1.07(d) is hereby amended to add an election (4), which election shall be, in addition to election (3), one of the operation selections of the Employer for the Adoption Agreement, so that a participant will be 100% vested in his Matching Contribution upon:

                  (3)      Death
                  (4)      Disability (as defined in Section 2.01(a)(28).


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 22nd day of October, 1999.

                        Employer USEC Inc.


                        By       /s/ Henry Z Shelton, Jr.
                               -----------------------------------------------
                        Title  Senior Vice President & Chief Financial Officer

                                                                  EXHIBIT 10.41f

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN

                     SECOND AMENDMENT TO ADOPTION AGREEMENT
                            (401(K) RESTORATION PLAN)


         This Second Amendment to the Adoption Agreement of the USEC Inc. CORPORATEplan for Retirement Select Plan (401(k) Restoration Plan)(the "Plan") is to effect certain modifications to the Adoption Agreement as provided hereunder:

1. Section 1.05(a) as previously amended pursuant to the Amendment to Adoption Agreement dated January 1, 2000 is hereby superseded and amended to read in its entirety:

         (a) Deferred Contributions. In accordance with Section 4.01, the Employer shall make a Deferral Contribution each pay period of any whole percentage from 1% to 15% of Compensation for that Plan Year, less amounts actually deferred before taxes in the applicable pay period to the Employer's Qualified Plan, on behalf of each Participant who (1) has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, and (2) has made the maximum elective contributions permitted under the terms of the Employer's Qualified Plan.


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 22nd day of December, 1999.


                       Employer         USEC Inc.

                                        By /s/Henry Z Shelton, Jr.
                                        ---------------------------------
                                        Title_Senior Vice President and Chief
                                        Financial Officer